INCOME TAXES	12 Months Ended
Dec. 31, 2016
INCOME TAXES [Abstract]
INCOME TAXES
NOTE 12:-	INCOME TAXES

a.	Tax rates applicable to the income of the Company:

The Israeli corporate tax rate was 26.5% in 2015 and 2014 and 25% in 2016.

In December 2016, the Israeli Parliament approved the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), 2016, which reduces the corporate income tax rate to 24% effective from January 1, 2017 and to 23% effective from January 1, 2018.

The Company estimates that the effect of the change in the tax rate will not have material effect on the Company's financial position or results of operations.

b.	Tax benefits under Israel’s Law for the Encouragement of Industry (Taxes), 1969 (“the Tax Law”):

The Company is currently qualified as an “Industrial Company”, as defined by the Tax Law, and as such, is entitled to certain tax benefits, mainly amortization of costs relating to know-how and patents over eight years, the right to claim public issuance expenses over three years, and accelerated depreciation.

c.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the “Law”):

The Company's production facilities in Israel have been granted “Approved Enterprise” status under the Law currently under separate investment programs. Pursuant to the Law, the Company elected the "Alternative Benefits Track" and has waived Government grants in return for tax exemption.

The main benefit arising from such status is the reduction in tax rates on income derived from “Approved Enterprises”. Consequently, the Company is entitled to a two-year tax exemption and five years of tax at a reduced rate (25%).

Additionally, if the Company becomes a “foreign investors company”, as defined by the Law, it will be entitled to a reduced tax rate of 10%-25% (based on the percentage of foreign ownership during each tax year) and an extension of three years for the benefit period. Since the Company has had no taxable income, the benefits have not yet commenced for any of the programs.

The period of tax benefits, detailed above, is subject to a limit of 12 years from the commencement of production, or 14 years from the approval date, whichever is earlier.

The entitlement to the above benefits is conditional upon the Company’s fulfilling the conditions stipulated by the Law, regulations published thereunder and the letters of approval for the specific investments in “Approved Enterprises”. In the event of failure to comply with these conditions, the benefits may be canceled and the Company would be required to refund the amount of tax benefits, plus a consumer price index linkage adjustment and interest.

As of December 31, 2016, management believes that the Company will be able to meet all of the aforementioned conditions.

If these retained tax-exempt profits attributable to the “Approved Enterprise” are distributed in a manner other than in the complete liquidation of the Company, they would be taxed at the applicable corporate tax rate in respect of the gross amount that the Company distributed. In addition, the Company is required to withhold tax at the source at a rate of 15% from any dividends distributed from income attributed to the exempted profits derived from the “Approved Enterprise”.

Income from sources other than the “Approved Enterprise” during the benefit period will be subject to tax at the regular corporate tax rate (25% in 2016).

On April 1, 2005, an amendment to the Law became effective (the “Amendment”) and significantly changed the provisions of the Law. The Amendment limits the scope of enterprises that may be approved by the Investment Center by setting criteria for the approval of a facility as a “Beneficiary Enterprise” such as provision generally requiring that at least 25% of the “Beneficiary Enterprise’s” income will be derived from export. Additionally, the Amendment enacted major changes in the manner in which tax benefits are awarded under the Law so that companies no longer require Investment Center approval in order to qualify for tax benefits.

If the Company pays a dividend out of income derived from the “Beneficiary Enterprise” during the tax exemption period, such income will be subject to corporate tax at the applicable rate in respect of the gross amount of the dividend that the Company may be distributed. The Company is required to withhold tax at the source at a rate of 15% from any dividends distributed from income derived from the “Beneficiary Enterprise”. Under the Amendment, the benefit period for the Company will be extended until the earlier of (1) seven years from the commencement year or (2) twelve years from the first day of the year of election. This period may be extended for a “Beneficiary Enterprise” owned by a “foreign investor's company” during all or part of the benefit period.

However, the Amendment provides that terms and benefits included in any letter of approval already granted will remain subject to the provisions of the Law as they were on the date of such approval.

As of December 31, 2016, the Company did not generate income under the Law prior to and after the Amendment.

In December 2010, the “Knesset” (Israeli Parliament) passed the Law for Economic Policy for 2011 and 2012 (Amended Legislation), which prescribes amendments to the Law. The amendment became effective as of January 1, 2011. Pursuant to this amendment, the benefit tracks in the Law were modified and a flat tax rate applies to a company’s entire preferred income. The Company will be able to opt to apply (the waiver is non-recourse) the amendment, and from then on it will be subject to the amended tax rates.

In August 2013, the Law for Changing National Priorities (Legislative Amendments for Achieving Budget Targets for 2013 and 2014), 2013 which includes Amendment 71 to the Law for the Encouragement of Capital Investments ("the Amendment") was enacted. According to the Amendment, the tax rate on preferred income from a preferred enterprise in 2014 and thereafter will be 16% (in development area A – 9%).

In December 2016, the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), 2016 which includes Amendment 73 to the Law for the Encouragement of Capital Investments (“the Amendment”) was published. According to the Amendment, a preferred enterprise located in Development Zone A will be subject to a tax rate of 7.5% instead of 9% effective from January 1, 2017 and thereafter (the tax rate applicable to preferred enterprises located in other areas remains at 16%).

The new tax tracks under the Amendment are as follows:

Technological preferred enterprise - an enterprise for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion. A technological preferred enterprise, as defined in the Law, which is located in the center of Israel will be subject to tax at a rate of 12% on profits deriving from intellectual property (in development area A - a tax rate of 7.5%).

Any dividends distributed to “foreign companies”, as defined in the Law, deriving from income from the technological enterprises will be subject to tax at a rate of 4%.

A dividend distributed from income which is attributed to a Preferred Enterprise/Special Preferred Enterprise will be subject to withholding tax at source at the following rates: (i) Israeli resident corporation – 0%, (ii) Israeli resident individual – 20% in 2014 and onwards and (iii) non-Israeli resident – 20% in 2014 and onwards, subject to a reduced tax rate under the provisions of an applicable double tax treaty.

The Company examined the possible effects of the amendments on its consolidated financial statements, if at all, and at this time does not believe it will opt to apply the amendments.

d.	Income tax on U.S. Subsidiaries:

The U.S. Subsidiaries are taxed under U.S. income tax laws. There are no significant provisions for U.S. federal, state or other taxes for any period, since no taxable income was generated in all periods since inception.

e.	Deferred income taxes:

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company and its subsidiaries’ deferred tax assets are comprised of operating loss carryforwards and other temporary differences. Significant components of the Company and its subsidiaries’ deferred tax assets are as follows:

	December 31,
	2016	2015
Tax asset in respect of:
Operating and capital loss carryforward and deductions	$39,340	$42,443
Reserves, allowances and other	22	27

Deferred tax asset before valuation allowance	39,362	42,470
Valuation allowance	(39,362)	(42,470)

Net deferred tax asset	$-	$-

The Company and its subsidiaries have provided full valuation allowances in respect of deferred tax assets resulting from operating and capital loss carryforward and other temporary differences. Management currently believes that because the Company and its subsidiaries have a history of losses, it is more likely than not that the deferred tax regarding the loss carryforward and other temporary differences will not be realized in the foreseeable future.

f.	Reconciliation of the theoretical tax expense (benefit) to the actual tax expense (benefit):

The main reconciling item between the statutory tax rate of the Company and the effective tax rate is the recognition of valuation allowances in respect of deferred taxes relating to accumulated net operating losses carried forward of the Company and its U.S. Subsidiaries due to the uncertainty of the realization of such deferred taxes and few nondeductible expense.

g.	Net operating losses carryforward:

The Company has estimated accumulated losses for tax purposes as of December 31, 2016, in the amount of approximately $121,825 which may be carried forward and offset against taxable income in the future for an indefinite period.

As of December 31, 2016, the U.S. Subsidiaries have estimated total available carryforward tax losses of approximately $27,654 to offset against future taxable income which expires in the years 2027 to 2035.

Utilization of U.S. net operating losses may be subject to substantial annual limitations due to the “change in ownership” provisions of the Internal Revenue Code of 1986 and similar state law provisions. The annual limitations may result in the expiration of net operating losses before utilization.

	December 31,
	2016	2015	2014
Loss before income taxes is comprised of the following:
Domestic	$5,823	$6,178	$5,368
Foreign	10,444	11,148	9,143

	$16,267	$17,326	$14,511